2. Liquidity	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Notes to Financial Statements
Liquidity

We have incurred annual operating losses since inception, and may continue to incur operating losses. As of September 30, 2013, our accumulated deficit was $56.4 million. We may not be able to successfully achieve or sustain profitability. Successful transition to profitable operations is dependent upon achieving a level of revenues adequate to support our cost structure.

Liquidity

We have incurred annual operating losses since inception, and may continue to incur operating losses. For the fiscal years ended December 31, 2012 and December 31, 2011, we had net losses of $1,659,586 and $1,956,639, respectively. As of December 31, 2012, our accumulated deficit was $55,811,077. We may not be able to successfully achieve or sustain profitability. Successful transition to profitable operations is dependent upon achieving a level of revenues adequate to support our cost structure.